UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 19, 2026
_________________________

ILLINOIS TOOL WORKS INC.
(Exact name of registrant as specified in its charter)

Delaware			1-4797	36-1258310
(State or other jurisdiction of incorporation)			(Commission File No.)	(I.R.S. Employer Identification No.)

155 Harlem Avenue	Glenview	IL		60025
(Address of principal executive offices)				(Zip Code)
Registrant's telephone number, including area code: 847-724-7500

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ITW	New York Stock Exchange
0.625% Euro Notes due 2027	ITW27	New York Stock Exchange
3.250% Euro Notes due 2028	ITW28	New York Stock Exchange
2.125% Euro Notes due 2030	ITW30	New York Stock Exchange
1.00% Euro Notes due 2031	ITW31	New York Stock Exchange
3.375% Euro Notes due 2032	ITW32	New York Stock Exchange
3.00% Euro Notes due 2034	ITW34	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 19, 2026, Randall J. Scheuneman, Vice President & Chief Accounting Officer and Principal Accounting Officer of Illinois Tool Works Inc. (the “Company”) notified the Company that he will retire from the Company effective March 1, 2027 and that he will be stepping down from his current role effective June 30, 2026. Mr. Scheuneman will remain with the Company as an advisor through March 1, 2027. Mr. Scheuneman's planned retirement is not due to any disagreement with the Company on any matter relating to the Company's financial statements, internal control over financial reporting, operations, policies or practices.

In conjunction with this transition and consistent with our long-term succession planning, Matteo C. Pigozzo, age 55, will succeed Mr. Scheuneman as the Company’s Vice President & Chief Accounting Officer and Principal Accounting Officer, effective July 1, 2026. Since joining the Company in 2006 as Director of Financial Reporting, Mr. Pigozzo has held progressively senior accounting and finance roles over the past 20 years, most recently serving as Vice President & Corporate Controller. Before joining the Company, Mr. Pigozzo began his career with Deloitte & Touche LLP and was an auditor in the assurance practice for 11 years.

There were no material changes to Mr. Pigozzo’s compensation arrangements relating to this appointment and he was not selected pursuant to any arrangement or understanding between him and any other person. Mr. Pigozzo has no familial relationship with any director or executive officer of the Company, and there are no transactions between Mr. Pigozzo and the Company that would require disclosure under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ILLINOIS TOOL WORKS INC.

Dated: May 22, 2026	By: /s/ Michael M. Larsen
Name: Michael M. Larsen
Title: Senior Vice President & Chief Financial Officer